UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 2, 2004

Maxwell Shoe Company Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24026	04-2599205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Sprague Street P.O. Box 37 Readville (Boston), MA		02137
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (617) 364-5090

None

(Former name or former address, if changed since last report.)

Item 5. Other Events and Required FD Disclosure

On April 2, 2004, Maxwell Shoe Company Inc. (the “Company”) and EquiServe Trust Company, N.A. (“EquiServe”), as rights agent, entered into Amendment No. 2 to Rights Agreement (the “Amendment No. 2”) to amend the Rights Agreement, dated as of November 2, 1998, by and between the Company and BankBoston, N.A., as rights agent, as amended by Amendment No. 1 to Rights Agreement, dated as of December 6, 2001, by and between the Company and EquiServe, as rights agent. A copy of such Amendment No. 2 is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits.

99.1 Amendment No. 2 to Rights Agreement dated as of April 2, 2004 between Maxwell Shoe Company Inc. and EquiServe Trust Company, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXWELL SHOE COMPANY INC.
(Registrant)

Date April 2, 2004	/s/ MARK J. COCOZZA
Mark J. Cocozza Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description	Page
99.1	Amendment No. 2 to Rights Agreement dated as of April 2, 2004 between Maxwell Shoe Company Inc. and EquiServe Trust Company, N.A.	1